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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                AUGUST 31, 2005

                              VORNADO REALTY TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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
    MARYLAND                    NO. 001-11954                  NO. 22-1657560
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                 File Number)                 Identification No.)
 Incorporation)

           888 SEVENTH AVENUE                                            10019
           NEW YORK, NEW YORK                                         (Zip Code)
(Address of Principal Executive offices)

       Registrant's telephone number, including area code: (212) 894-7000

        Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
     YEAR

Public Offering of 6.625% Series I Cumulative Redeemable Preferred Shares by Vornado Realty Trust

On August 31, 2005, Vornado Realty Trust (the "Company") issued and sold 7,400,000 of its 6.625% Series I Cumulative Redeemable Preferred Shares at $25.00 per share (which included 400,000 shares pursuant to a 1,050,000 share over-allotment option granted to the underwriters), in an underwritten public offering pursuant to an effective registration statement. The Company has granted to the underwriters of the public offering an option for 30 days from August 23, 2005 to purchase up to an additional 650,000 Series I Cumulative Redeemable Preferred Shares to cover over-allotments. In connection with the sale, the Company caused Articles Supplementary classifying 12,050,000 of the Company's authorized preferred shares of beneficial interest as Series I 6.625% Cumulative Redeemable Preferred Shares (liquidation preference $25.00 per share) to be executed under seal in its name and filed with the Maryland State Department of Assessments and Taxation on August 30, 2005. A copy of the above-referenced Articles Supplementary was filed as Exhibit 3.33 to the Company's Registration Statement on Form 8-A, dated August 30, 2005, and is incorporated herein by reference.

The Series I Preferred Shares will rank senior to the Company's common shares and any other junior shares that the Company may issue in the future, and on parity with the Company's Series A Convertible Preferred Shares, Series D-10 Cumulative Redeemable Preferred Shares, Series E Cumulative Redeemable Preferred Shares, Series F Cumulative Redeemable Preferred Shares, Series G Cumulative Redeemable Preferred Shares, Series H Cumulative Redeemable Preferred Shares and any other parity shares that the Company may issue in the future, in each case with respect to payment of dividends and distribution of assets upon liquidation, dissolution or winding up, all as set forth in the Articles Supplementary attached as an exhibit hereto.

Item 8.01 OTHER EVENTS.

Public Offering of 6.625% Series I Cumulative Redeemable Preferred Shares by Vornado Realty Trust

On August 31, 2005, the Company issued and sold 7,400,000 of its 6.625% Series I Cumulative Redeemable Preferred Shares at $25.00 per share (which included 400,000 shares pursuant to a 1,050,000 share over-allotment option granted to the underwriters), in an underwritten public offering pursuant to an effective registration statement. In connection with the offering, the Company and the Operating Partnership entered into an underwriting agreement with Morgan Stanley & Co. Incorporated, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters. A copy of that underwriting agreement is attached hereto as Exhibit 1.1 and incorporated herein by reference. The press release issued in connection with this underwritten transaction is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.
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1.1  Underwriting Agreement, dated August 23, 2005, among Vornado Realty Trust,
     Vornado Realty L.P. and Morgan Stanley & Co. Incorporated, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters.

99.1 Press Release, dated September 1, 2005


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VORNADO REALTY TRUST
                                        (Registrant)


                                        By: /s/ Joseph Macnow
                                            ------------------------------------
                                            Name: Joseph Macnow
                                            Title: Executive Vice President
                                                   - Finance and Administration
                                                   and Chief Financial Officer

Date: September 1, 2005


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                                  EXHIBIT INDEX

1.1 Underwriting Agreement, dated August 23, 2005, among Vornado Realty Trust, Vornado Realty L.P. and Morgan Stanley & Co. Incorporated, UBS Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters.

99.1   Press Release, dated September 1, 2005


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